2010 Q4 Investor Presentation Exhibit 99.1

Safe Harbor Statement
Cautionary Note About Forward-Looking Statements:
Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes on our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) significant labor disturbances which could disrupt industries we serve; 5) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 6) the adequacy of our financial reserves; 7) our continuing ability to comply with financial covenants in our lines of credit and other financing agreements; 8) our ability to attract and retain competent employees in key positions or to find temporary employees to fulfill the needs of our customers; 9)
our ability to successfully complete and integrate acquisitions that we may make from time to time; and 10)
other risks described in our filings with the Securities and Exchange Commission, including our most recent
Form 10-K and Form 10-Q filings.
Use of estimates and forecasts:
Any references made to Q-4 2010 or fiscal year 2010 are based on management guidance issued Oct. 20, 2010, and are included for informational purposes only.  These references, including any financial examples or future targets, are not an update or reaffirmation of Oct. 20, 2010 guidance.

Company and Industry Overview

Investment Highlights
Specialized approach in serving the market
Attractive industry growth prospects
Unique industry-related upside
Strong operating leverage
Multiple opportunities to increase market share
Solid balance sheet
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

We make a positive difference in the lives of people.
Every day, we use our specialized brands to find new
opportunities to better serve customers and workers at
all skill levels.

Our vision:
Be the Leading Provider of Blue-Collar Staffing
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Blue-Collar Specialties
General Labor
Postions filled on-demand
Numerous workers available
Convenient community branches
Logistics & Manufacturing
Specialized skills for manufacturing & logistics
Longer term assignments and temp to perm
On-site management of employees
Skilled Trades
Skilled tradespeople for a variety of end markets
Rigorous assessment of skill and trades experience
Long-term, multiple project opportunities
Aviation Mechanics
Mechanics and technicians for aviation
In-depth screening for aviation certification
Centralized recruiting and assignment nationwide
CDL Drivers
Temporary staffing or driver management services
Comprehensive application and hiring process
24/7 central dispatch
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

The Leading Provider of Blue-Collar Staffing
Market size/share ($)
2
Labor Ready
$4 billion (20%)
Spartan Staffing
$7 billion (1%)
CLP
$1 billion (10%)
PlaneTechs
$500 million (35%)
Centerline
$800 million (5%)
TrueBlue™ (NYSE:TBI)   2010 Q4 Investor Presentation
1 2010 revenue estimated for all of 2010, rounded to the nearest $5 million.
2 Staffing Industry Analysts 2010 forecast, TrueBlue estimates.
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation
Revenues in millions ($)
1
Labor Ready: $730
Spartan Staffing: $120
CLP: $100
PlaneTechs: $145
Centerline: $40

BusinessWeek
Hot Growth Company
TrueBlue was listed on the 2007
100 Best Small Companies to Watch List
.
Forbes Platinum 400
Forbes magazine named TrueBlue to its
2005 list of the Best Big
Companies.
U.S. Dept. of Labor
In 2003, TrueBlue become
the 1st
company to enter into  the
DOL’s VIP program to promote
employee fairness and safety.
Forbes Most Trustworthy Companies
In 2010,  TrueBlue received a
top score (100) for its transparency,
reliability and management
over the last 5 years.
American Staffing Association’s
“Award of Excellence”
In 2010, Labor Ready  won ASA’s
highest award for its sales, safety and
worker training materials.
U.S. Dept. of Homeland Security
In 2008, TrueBlue became the first
nationwide  staffing company recognized
for its  best practices by DHS/ Immigration
and  Customs Enforcement.
Recognized as a Credible Industry Leader
U.S. Equal Employment
Opportunity Commission
In 2004, TrueBlue became
the 34th
major corporation to sign the EEOC’s
National Universal Agreement  to Mediate.

TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Sales by Industry
Construction 37% 22%
Manufacturing 17%       19%
Transportation 9% 12%
Wholesale Trade 10% 9%
Retail 8% 7%
Services & Other 19% 15%
Aviation 0% 16%
2006                 2010*
* 2010 industry percentages are for the trailing four quarters ended Q3 2010.
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

10 Temporary Staffing $75 billion Staffing Industry Analysts 2010 forecast, rounded TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

2010 Market

$20B
2015 Market Forecast
$30B
Blue-collar Staffing – Strong Future Growth
Source: Staffing Industry Analysts, Moody’s economic forecasts, TrueBlue estimates
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

12 Industry Growth Drivers TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Strategic Priorities
Focus Why How
Same
Branch
Growth
+++ Operating
Leverage
Brand Specialization
Brand Leadership
Intra-brand Industry Specialization
Service Excellence
Geographic
Expansion
+ Increase
Market
Share
On-site Locations
Multi-Brand Locations
Acquisitions
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Operating Leverage of Same Branch Growth
Same branch growth = 20% incremental operating margins
*
Example calculation of incremental operating margins:
Incremental Revenue 100 $
Gross Profit Generated 27 $
Variable Operating Expense
Associated with Incremental Revenue
(7)
$
Incremental Operating Income 20 $
* Reflects an approximation of the incremental operating margin that management believes can be achieved, in general, with the current business model and revenue mix.
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Geographic Expansion Opportunities 15 Existing markets TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Strategic Acquisitions
Qualitative Factors Quantitative Factors
• Blue-collar
• Existing market tuck-ins
• New geographic markets
• Cultural alignment
• Return on investment
• Financing
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Financial Review

Financial Targets
Revenue
Growth
Market
>
EBITDA
%
7%
>
EBITDA is non-GAAP financial measure which excludes interest, taxes, depreciation and amortization from net income. EBITDA is a key measure used by management in evaluating performance. EBITDA should not be considered a measure of financial performance in isolation or as an alternative to net income (loss) in the Statement of
Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies.
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Financial Summary
** 2010E includes
53rd
week which is estimated to add approximately 1% to revenue growth.
*EBITDA is non-GAAP financial measure which excludes interest, taxes, depreciation and amortization from net income. EBITDA is a key measure used by management in evaluating performance. EBITDA should not be considered a measure of financial performance in isolation or as an alternative to net income (loss) in the Statement of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies.  See EBITDA reconciliation in the Appendix.
2010F ** 2009 Growth %
Revenue $1,135 $1,018 11%
Gross profit $   300 $   291 3%
% of Revenue
26.4% 28.6%
SG&A expense $   255 $   262 -3%
% of Revenue
22.5% 25.8%
EBITDA* $     45 $     29 55%
% of Revenue
4.0% 2.8%
Net income $     20 $       9 122%
% of Revenue
1.8% 0.9%
Earnings per share $  0.46 $  0.20 129%
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Selling, General & Administrative Costs 20 2008 excludes goodwill and intangible asset impairment charges. TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

21 2010 Revenue Growth Trends * Q4 2010 Revenue Growth Forecast excludes 14th week for comparative purposes. TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Strong Balance Sheet
Cash and investments $139 $124
Current ratio 3.3        2.9
Restricted cash $118 $124
Workers’ comp reserve $190 $190
Long-term debt $    3 $    3
Shareholders’ equity $306 $285
Q-3 2010 FY 2009
$ in millions.
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Investment Highlights
Specialized approach in serving the market
Attractive industry growth prospects
Unique industry-related upside
Strong operating leverage
Multiple opportunities to increase market share
Solid balance sheet
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Appendix

0
200
400
600
800
1,000
1,200
1,400
1,600
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010F
0
10
20

Historical Summary
Annual Revenue and Net Income
in $M
in $M
No. of Branches 200    316     486     687    816     756     748    779     815 887    912     894     850    754    725
2008 excludes goodwill and intangible asset impairment charges.
TrueBlue™ (NYSE:TBI) 2010 Q4 Investor Presentation

Reconciliation of EBITDA to Net Income
*EBITDA is non-GAAP financial measure which excludes interest, taxes, depreciation and amortization from net income. EBITDA is a key measure used by management in evaluating performance. EBITDA should not be considered a measure of financial performance in isolation or as an alternative to net income (loss) in the Statement of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies.
2010F 2009
Net income $       20 $      9
Income tax expense 10 5
Income before tax expense 30 14
Interest and other income, net (1) (2)
Income from operations 29 12
Depreciation & Amortization 16 17
EBITDA* $       45 $    29
TrueBlue™ (NYSE:TBI)   2010 Q4 Investor Presentation